Exhibit 99.1

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Three and Nine Months Ended September 30, 2005 and 2004

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Three and Nine Months Ended September 30, 2005 and 2004

TABLE OF CONTENTS

Corporate
Company Background	2
Supplemental Financial Information
Operating and Financial Information	3
Consolidated and Combined Statements of Operations	4
Consolidated Balance Sheets	5
Pro-Rata Consolidated and Combined Statements of Operations	6
Pro-Rata Consolidated Balance Sheet	8
Earnings Before Depreciation, Amortization and Deferred Taxes	9
After Tax Cash Flow	10
Debt Summary	11
Portfolio Data	13
Investor Information	16

This supplemental financial information, together with other statements and information publicly disseminated by TPGI, contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events. Such statements are also based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. A discussion of some of the factors that may affect our future results is set forth under the captions “Management’s Discussion and Analysis of Financial Condition and Result of Operations” and “Risk Factors” in our Form 10-K for the year ended December 31, 2004 and Form 10-Q’s filed in 2005.

Thomas Properties Group, Inc.

Supplemental Financial Information

COMPANY BACKGROUND

Thomas Properties Group, Inc. (TPGI) is a full-service real estate operating company that owns, acquires, develops and manages office, retail and multi-family properties on a nationwide basis. We are the successor company to Thomas Properties Group, LLC and its affiliates (TPGI Predecessor). TPGI Predecessor was founded in 1996 by our Chairman, Chief Executive Officer, and President, Mr. James A. Thomas.

Our properties are located in Southern California and Sacramento, California; Philadelphia, Pennsylvania; Northern Virginia; Houston, Texas; and Austin, Texas. As of September 30, 2005, we own interests in and asset manage fourteen operating properties with 8.1 million rentable square feet and provide asset and/or property management services on behalf of third parties for an additional five operating properties with 2.6 million rentable square feet. We also have the ability to develop land suitable for the development of approximately 4.8 million rentable square feet.

Thomas Properties Group, Inc.

Supplemental Financial Information

OPERATING AND FINANCIAL INFORMATION

Financial Measures

This supplemental financial information includes certain financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). Along with net income, we use two additional measures, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”) and After Tax Cash Flow (“ATCF”), to report operating results. EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. Our investors can use these non-GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

Pro-Rata Consolidated and Combined Statements of Operations and Pro-Rata Consolidated Balance Sheet

Included are pro-rata consolidated and combined statements of operations for the three and nine months ended September 30, 2005 and 2004, as well as a pro-rata consolidated balance sheet as of September 30, 2005, because we believe this information is useful to investors as this method reflects the manner in which we operate our business. We have made investments in which our economic ownership is less than 100% as a means of procuring additional investment opportunities and sharing risk. Under GAAP, these investments are not consolidated in our financial statements. Under the pro-rata consolidation method, we present the results of our investments proportionate to our share of ownership. We provide reconciliations from the full consolidation method to the pro-rata consolidation method in this supplemental financial information.

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) and After Tax Cash Flow (ATCF)

We believe that EBDT and ATCF, along with net income (loss), provide additional information about our operations and are helpful in understanding our operating results. See page 9 for discussion of EBDT as well as a reconciliation of EBDT to net income (loss) and page 10 for additional discussion of ATCF as well as a reconciliation of ATCF to net income (loss).

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

The following financial information for TPGI is presented for the three and nine months ended September 30, 2005 (unaudited) and for TPGI Predecessor is presented for the three and nine months ended September 30, 2004 (unaudited). TPGI Predecessor is not a legal entity but rather a combination of real estate entities and operations. The financial statements of TPGI Predecessor include combined results of operations for these entities, utilizing the equity method to account for investments in real estate entities over which TPGI Predecessor had significant influence, but not control over major decisions, including the decision to sell or refinance the properties.

	TPGI	TPGI Predecessor	TPGI	TPGI Predecessor
	Three months ended September 30,		Nine months ended September 30,
	2005	2004	2005	2004
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues:
Rental	$7,676	$8,317	$24,229	$19,526
Tenant reimbursements	4,704	4,399	14,286	10,090
Parking and other	870	935	3,266	2,071
Investment advisory, management, leasing, and development services	1,148	2,413	3,601	5,023
Investment advisory, management, leasing, and development services—unconsolidated/uncombined real estate entities	2,887	2,343	6,124	4,394

Total revenues	17,285	18,407	51,506	41,104

Expenses:
Rental property operating and maintenance	3,265	3,365	10,909	7,822
Real estate taxes	1,451	1,457	4,343	3,204
Investment advisory, management, leasing, and development services	1,554	1,665	4,482	4,588
Rent—unconsolidated/uncombined real estate entities	58	96	175	217
Interest	4,971	6,760	16,224	17,767
Depreciation and amortization	2,957	2,674	9,384	5,862
General and administrative	3,722	1,459	9,649	4,161

Total expenses	17,978	17,476	55,166	43,621

Gain on sale of real estate	—	—	—	975
Gain on purchase of other secured loan	—	—	25,776	—
Interest income	363	17	1,084	19
Equity in net loss of unconsolidated/uncombined real estate entities	(5,639)	(502)	(9,377)	(1,031)
Minority interests – unitholders in the Operating Partnership	3,270	—	(7,386)	—
Minority interests in consolidated/combined real estate entities	(115)	(1,219)	(82)	(1,622)

(Loss) income before benefit/provision for income taxes	(2,814)	(773)	6,355	(4,176)
Benefit (provision) for income taxes	1,068	—	(2,811)	—

Net (loss) income	$(1,746)	$(773)	$3,544	$(4,176)

(Loss) earnings per share – basic	$(0.12)		$0.25
(Loss) earnings per share – diluted	(0.12)		0.25
Weighted average common shares outstanding – basic	14,303,774		14,298,532
Weighted average common shares outstanding – diluted	14,303,774		14,307,584

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2005	December 31, 2004
	(unaudited)
ASSETS
Investments in real estate:
Land and improvements	$62,527	$60,882
Buildings and improvements	252,665	252,009
Tenant improvements	66,126	64,638

	381,318	377,529
Less accumulated depreciation	(102,067)	(95,044)

	279,251	282,485
Investments in unconsolidated real estate entities	46,843	31,624
Cash and cash equivalents	28,818	56,506
Restricted cash	13,893	12,949
Short-term investments	—	14,000
Rents and other receivables, net	1,957	2,731
Receivables—unconsolidated real estate entities	899	381
Deferred rents	24,344	28,453
Deferred leasing and loan costs, net	15,052	16,871
Deferred tax asset	37,327	40,138
Other assets	4,653	5,464

Total assets	$453,037	$491,602

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage loans	$199,162	$206,373
Other secured loans	48,297	89,517
Accounts payable and other liabilities	11,245	9,177
Dividends and distributions payable	1,905	—
Due to affiliate	—	1,852
Prepaid rent	2,900	841

Total liabilities	263,509	307,760

Minority interests:
Unitholders in the Operating Partnership	80,906	76,458
Minority interests in consolidated real estate entities	1,533	1,451

Total minority interests	82,439	77,909

Stockholders’ equity:
Common stock	143	143
Limited voting stock	167	167
Additional paid-in capital	106,714	106,673
Retained earnings (deficit) and dividends	382	(581)
Unearned compensation, net	(317)	(469)

Total stockholders’ equity	107,089	105,933

Total liabilities and stockholders’ equity	$453,037	$491,602

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS (Non-GAAP)

The following are the unaudited pro-rata consolidated and combined statements of operations of TPGI and TPGI Predecessor for the three and nine months September 30, 2005 and 2004, including a reconciliation from the consolidated and combined statements of operations to the pro-rata consolidated and combined statements of operations (in thousands).

	For the three months ended September 30, 2005			For the three months ended September 30, 2004
	Consolidated	Plus Unconsolidated Investments at Pro- Rata	Pro-Rata	Combined	Plus Uncombined Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$7,676	$5,068	$12,744	$8,317	$642	8,959
Tenant reimbursements	4,704	477	5,181	4,399	40	4,439
Parking and other	870	696	1,566	935	84	1,019
Investment advisory, management, leasing and development services	1,148	—	1,148	2,413	—	2,413
Investment advisory, management, leasing, and development services—unconsolidated/uncombined real estate entities	2,887	—	2,887	2,343	—	2,343

Total revenues	17,285	6,241	23,526	18,407	766	19,173

Expenses:
Rental property operating and maintenance	3,265	3,452	6,717	3,365	273	3,638
Real estate taxes	1,451	779	2,230	1,457	18	1,475
Investment advisory, management, leasing and development services	1,554	—	1,554	1,665	—	1,665
Rent—unconsolidated/uncombined real estate entities	58	—	58	96	—	96
Interest	4,971	2,626	7,597	6,760	311	7,071
Depreciation and amortization	2,957	5,023	7,980	2,674	666	3,340
General and administrative	3,722	—	3,722	1,459	—	1,459

Total expenses	17,978	11,880	29,858	17,476	1,268	18,744

Interest income	363	—	363	17	—	17
Equity in net loss of unconsolidated/uncombined real estate entities	(5,639)	5,639	—	(502)	502	—
Minority interests – unitholders in the Operating Partnership	3,270	—	3,270	—	—	—
Minority interests in consolidated/combined real estate entities	(115)		(115)	(1,219)		(1,219)

Loss before benefit for income taxes	(2,814)	—	(2,814)	(773)	—	(773)
Benefit for income taxes	1,068	—	1,068	—	—	—

Net loss	$(1,746)	$—	$(1,746)	$(773)	$—	$(773)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS (Non-GAAP) - continued

	For the nine months ended September 30, 2005			For the nine months ended September 30, 2004
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Combined	Plus Uncombined Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$24,229	$11,364	$35,593	$19,526	$4,676	$24,202
Tenant reimbursements	14,286	1,101	15,387	10,090	1,837	11,927
Parking and other	3,266	1,494	4,760	2,071	617	2,688
Investment advisory, management, leasing and development services	3,601	—	3,601	5,023	—	5,023
Investment advisory, management, leasing, and development services—unconsolidated/uncombined real estate entities	6,124	—	6,124	4,394	—	4,394

Total revenues	51,506	13,959	65,465	41,104	7,130	48,234

Expenses:
Rental property operating and maintenance	10,909	7,456	18,365	7,822	2,354	10,176
Real estate taxes	4,343	1,477	5,820	3,204	674	3,878
Investment advisory, management, leasing and development services	4,482	—	4,482	4,588	—	4,588
Rent—unconsolidated/uncombined real estate entities	175	—	175	217	—	217
Interest	16,224	5,261	21,485	17,767	2,346	20,113
Depreciation and amortization	9,384	9,142	18,526	5,862	2,787	8,649
General and administrative	9,649	—	9,649	4,161	—	4,161

Total expenses	55,166	23,336	78,502	43,621	8,161	51,782

Gain on sale of real estate	—	—	—	975	—	975
Gain on purchase of other secured loan	25,776	—	25,776	—	—	—
Interest income	1,084	—	1,084	19	—	19
Equity in net loss of unconsolidated/uncombined real estate entities	(9,377)	9,377	—	(1,031)	1,031	—
Minority interests – unitholders in the Operating Partnership	(7,386)	—	(7,386)	—	—	—
Minority interests in consolidated/combined real estate entities	(82)	—	(82)	(1,622)	—	(1,622)

Income (loss) before provision for income taxes	6,355	—	6,355	(4,176)	—	(4,176)
Provision for income taxes	(2,811)	—	(2,811)	—	—	—

Net income (loss)	$3,544	$—	$3,544	$(4,176)	$—	$(4,176)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED BALANCE SHEET (Non-GAAP)

The following is the unaudited pro-rata consolidated balance sheet of TPGI as of September 30, 2005, including a reconciliation from the consolidated balance sheet to the pro-rata consolidated balance sheet (in thousands).

	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
ASSETS
Investments in real estate, net	$279,251	$176,199	$455,450
Investments in unconsolidated real estate entities	46,843	(46,843)	—
Cash and cash equivalents and short-term investments	28,818	3,015	31,833
Restricted cash	13,893	7,920	21,813
Rents, deferred rents and other receivables, net	27,200	4,170	31,370
Deferred charges and other assets, net	57,032	29,917	86,949

Total assets	$453,037	$174,378	$627,415

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage and other secured loans	$247,459	$162,528	$409,987
Accounts payable, dividends and distributions payable, and other liabilities	16,050	11,850	27,900

Total liabilities	263,509	174,378	437,887
Minority interests	82,439	—	82,439
Total stockholders’ equity	107,089	—	107,089

Total liabilities and stockholders’ equity	$453,037	$174,378	$627,415

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP)

Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”) is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.

We define EBDT as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs.

Reconciliation of Net Income (Loss) to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (in thousands):

	Three months ended September 30, 2005			Nine months ended September 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro Rata
Net (loss) income	$(1,746)	$—	$(1,746)	$3,544	$—	$3,544
Income tax provision	(1,068)	—	(1,068)	2,811	—	2,811
Minority interests	(3,155)	—	(3,155)	7,468	—	7,468
Depreciation and amortization	2,957	5,023	7,980	9,384	9,142	18,526
Amortization of loan costs	97	256	353	448	628	1,076

EBDT	$(2,915)	$5,279	$2,364	$23,655	$9,770	$33,425

TPGI share of EBDT (1)	$(1,348)	$2,441	$1,093	$10,941	$4,518	$15,459

EBDT per share - basic	$(0.09)		$0.08	$0.77		$1.08

EBDT per share - diluted	$(0.09)		$0.08	$0.77		$1.08

Weighted average common shares outstanding - basic	14,303,774		14,303,774	14,298,532		14,298,532

Weighted average common shares outstanding - diluted	14,303,774		14,319,755	14,307,584		14,307,584

(1)	Based on an interest in our operating partnership of 46.3% for the three and nine months ended September 30, 2005.

	Three months ended September 30, 2004			Nine months ended September 30, 2004
	Combined	Plus Uncombined Investments at Pro-Rata	Pro Rata	Combined	Plus Uncombined Investments at Pro-Rata	Pro Rata
Net loss	$(773)	$—	$(773)	$(4,176)	$—	$(4,176)
Minority interests	(1,219)	—	(1,219)	(1,622)	—	(1,622)
Depreciation and amortization	2,674	666	3,340	5,862	2,787	8,649
Amortization of loan costs	148	4	152	293	87	380

EBDT	$830	$670	$1,500	$357	$2,874	$3,231

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (Non-GAAP)

After Tax Cash Flow (“ATCF”) is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.

We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; and vii) the adjustment to rental revenue to reflect the fair-market value of rents.

Reconciliation of Net Income (Loss) to After Tax Cash Flow (in thousands):

	Three months ended September 30, 2005			Nine months ended September 30, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro Rata
Net income	$(1,746)	$—	$(1,746)	$3,544	$—	$3,544
Income tax provision	(1,068)	—	(1,068)	2,811	—	2,811
Minority interests	(3,155)	—	(3,155)	7,468	—	7,468
Depreciation and amortization	2,957	5,023	7,980	9,384	9,142	18,526
Amortization of loan costs	97	256	353	448	628	1,076
Non-cash compensation expense	126	—	126	389	—	389
Straight line rent adjustment	1,747	(186)	1,561	4,118	(960)	3,158
Fair market value of rents adjustments	(45)	(34)	(79)	(195)	(154)	(349)

ATCF	$(1,087)	$5,059	$3,972	$27,967	$8,656	$36,623

TPGI share of ATCF(1)	$(503)	$2,340	$1,837	$12,935	$4,003	$16,938

ATCF per share - basic	$(0.04)		$0.13	$0.90		$1.18

ATCF per share - diluted	$(0.04)		$0.13	$0.90		$1.18

Weighted average common shares outstanding - basic	14,303,774		14,303,774	14,298,532		14,298,532

Weighted average common shares outstanding - diluted	14,319,755		14,319,755	14,307,584		14,307,584

(1)	Based on an interest in our operating partnership of 46.3% for the three and nine months ended September 30, 2005.

	Three months ended September 30, 2004			Nine months ended September 30, 2004
	Combined	Plus Uncombined Investments at Pro-Rata	Pro Rata	Combined	Plus Uncombined Investments at Pro-Rata	Pro Rata
Net loss	$(773)	$—	$(773)	$(4,176)	$—	$(4,176)
Minority interests	(1,219)	—	(1,219)	(1,622)	—	(1,622)
Depreciation and amortization	2,674	666	3,340	5,862	2,787	8,649
Amortization of loan costs	148	4	152	293	87	380
Straight line rent adjustment	1,095	(41)	1,054	3,880	(236)	3,644
Fair market value of rents adjustments	—	(31)	(31)	—	(95)	(95)

ATCF	$1,925	$598	$2,523	$4,237	$2,543	$6,780

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY

A summary of the outstanding consolidated debt as of September 30, 2005 is as follows (in thousands):

	Interest rate	Outstanding debt	Maturity date
One Commerce Square mortgage loan (1)	7.0%	$72,544	4/11/28
Two Commerce Square:
Mortgage loan (2)	6.3	121,402	5/09/13
Senior mezzanine loan (3) (4)	17.2	44,412	1/09/10
Junior A mezzanine loan (3) (5)	15.0	3,885	1/09/10
Four Points Centre mortgage loan (6)	Prime Rate	4,000	8/28/06

Total principal outstanding		246,243
Loan premium (7)		1,216

Total debt		$247,459

(1)	The mortgage loan is prepayable without penalty after March 11, 2008, at which date the outstanding principal amount of this debt will be approximately $68.9 million. The interest rate will increase by 2.0% on April 11, 2008, which additional amount may be deferred until maturity. Any deferred amounts are added to the principal balance of the loan and accrue interest at 9.0%. Provided there is no deferred interest, the loan balance will be fully amortized on April 11, 2028, the maturity date of the loan.

(2)	The mortgage loan may be defeased after October 2005, and may be prepaid after February 2013.

(3)	These loans are guaranteed by Mr. Thomas up to an aggregate maximum of $7,500,000. We have agreed to indemnify Mr. Thomas in the event his guarantees are called upon.

(4)	The senior mezzanine loan bears interest at a rate such that the weighted average of the rate on this loan and the rate on the mortgage loan secured by Two Commerce Square equals 9.2% per annum. The effective interest rate on this loan as of September 30, 2005 was 17.2% per annum. The loan may not be prepaid prior to August 9, 2009, and thereafter is subject to yield maintenance payments unless the loan is prepaid within 60 days of maturity. The loan is secured by our ownership interest in the real estate entities that own Two Commerce Square.

(5)	Interest at a rate of 10% per annum is payable currently, and additional interest of 5% per annum is deferred until maturity. The loan is subject to the greater of 3% of the principal amount or a yield maintenance premium for any prepayments. The loan is secured by our ownership interest in the real estate entities that own Two Commerce Square.

(6)	The prime rate as of September 30, 2005 was 6.75% per annum.

(7)	In connection with the acquisition of a 50% third-party interest in One Commerce Square, a premium was recorded to mark 50% of the assumed mortgage loan to market value.

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY - continued

As of September 30, 2005, our company had investments in entities owning unconsolidated properties with stated ownership percentages ranging from 21.3% to 50.0%. We do not have control of these entities, and none of the entities are considered variable interest entities. Therefore, we account for them using the equity method of accounting. The table below summarizes the outstanding debt for the properties as of September 30, 2005 (in thousands):

	Interest Rate		Principal Amount	Maturity Date	TPGI Share of Principal Amount
City National Plaza (1)
Senior mortgage loan (2)	LIBOR + 1.75%		$200,000	7/11/06	$42,684
Senior mezzanine loan (2)	LIBOR + 4.50		57,464	7/11/06	12,264
Junior mezzanine loan	LIBOR + 6.15		25,000	7/11/06	5,335
San Felipe Plaza senior mortgage loan	5.28		101,500	8/11/10	25,375
2500 City West senior mortgage loan	5.28		70,000	8/11/10	17,500
Brookhollow Central I, II and III / Intercontinental Center senior mortgage loan (3)	LIBOR + 2.25		53,000	8/9/07	13,250
2121 Market Street (4)	6.10		19,730	8/1/33	9,865
Four Falls Corporate Center
Note A	5.31		42,200	3/6/10	10,550
Note B (3) (5)	LIBOR + 3.25	(6)	1,600	3/6/10	400
Oak Hill Plaza/Walnut Hill Plaza
Note A	5.31		35,300	3/6/10	8,825
Note B (3) (5)	LIBOR + 3.25	(6)	3,044	3/6/10	761
Valley Square Office Park
Note A (3) (5)	LIBOR + 1.75	(6)	27,500	3/1/07	6,875
Note B (3) (5)	LIBOR + 3.25	(6)	2,400	3/1/07	600
Reflections I	5.23		23,274	4/1/15	5,819
Reflections II	5.22		9,698	4/1/15	2,425

			$671,710		$162,528

(1)	We have purchased interest rate cap agreements for the outstanding City National Plaza loans. We are also required to purchase interest rate cap agreements for each future advance under the $125 million senior mezzanine loan.

(2)	The mortgage and senior mezzanine loans are subject to exit fees equal to .25% and .5%, respectively, of the loan amounts, however, under certain circumstances the exit fees will be waived.

(3)	We have purchased interest rate cap agreements for these loans.

(4)	The 2121 Market Street mortgage loan is prepayable without penalty after May 1, 2013, at which date the outstanding principal amount of this debt will be approximately $17.2 million. The interest rate will increase to the greater of 8.1% or the treasury rate plus 2.0% on August 1, 2013. Any amounts over the initial interest rate may be deferred to the extent excess cash is not available to make such payments. Provided there is no deferred interest, the loan balance will be fully amortized on August 1, 2033, the maturity date of the loan.

(5)	These loans are subject to exit fees equal to 1% of the loan amounts, however, under certain circumstances the exit fees will be waived. We have purchased interest rate cap agreements for these loans.

(6)	These loans bear interest at the greater of the one month LIBOR or 2.25%, plus the applicable margin. As of September 30, 2005, one month LIBOR exceeded 2.25%.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA (as of September 30, 2005)

Our Ownership Properties

Core Properties	Location	TPGI Percentage Interest	Year Built/ Renovated	Rentable Square Feet (1)	Percent Leased	Annualized Rent (2)	Annualized Net Rent Per Leased Square Foot (3)
One Commerce Square	Philadelphia, PA	89.0%	1987	942,866	91.5%	$11,351,543	$13.16
Two Commerce Square	Philadelphia, PA	89.0	1992	953,276	98.7	25,911,168	27.53
2121 Market Street (4)	Philadelphia, PA	50.0	2001	20,835	100.0	356,350	17.10
Reflections I	Reston, VA	25.0	2000	123,546	100.0	2,603,159	21.07
Reflections II	Reston, VA	25.0	1984/2001	64,253	100.0	1,807,593	28.13
2500 City West	Houston, TX	25.0	1982	574,216	89.5	5,722,607	11.14

Total/Weighted Average:				2,678,992	94.3%	$47,752,420	$18.90

Value-Add Properties	Location	TPGI Percentage Interest	Year Built	Rentable Square Feet (1)	Percent Leased	Annualized Rent (2)	Annualized Net Rent Per Leased Square Foot (3)
City National Plaza (5)	Los Angeles, CA	21.3%	1972-1973	2,648,920	50.6%	$13,436,862	$10.03
Four Falls Corporate Center	Conshohocken, PA	25.0	1987	253,985	77.9	3,491,867	17.65
Oak Hill Plaza	Wayne/King of Prussia, PA	25.0	1982	164,360	81.0	1,644,351	12.35
Walnut Hill Plaza	Wayne/King of Prussia, PA	25.0	1986	150,573	75.8	1,190,937	10.44
Valley Square Office Park	Blue Bell, PA	25.0	1982/1988	293,830	76.8	2,694,576	11.93
San Felipe Plaza	Houston, TX	25.0	1984	959,466	85.4	7,539,874	9.21
Brookhollow Central I, II and III	Houston, TX	25.0	1972/1979/1981	797,971	72.2	5,154,071	8.94
Intercontinental Center	Houston, TX	25.0	1983	194,801	74.1	1,346,587	9.33

Total/Weighted Average:				5,463,906	65.0%	$36,499,125	$10.28

(1)	For purposes of the tables above, both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail), but excludes 168 apartment units at 2121 Market Street. Rentable area is calculated consistent with leases in place on the property and local market conventions.

(2)	Annualized rent represents the annualized monthly contractual rent under existing leases as of December 31, 2004 for 100% of the property. For leases with a remaining term of less than one year, annualized rent includes only the amounts through the expiration of the lease. Annualized rent reflects total base rent before any one-time or non-recurring rent abatements, but after annually recurring rent credits and is shown on a net basis. For any tenant under a partial gross lease (which requires the tenant to reimburse the landlord for its pro-rata share of operating expenses in excess of a stated expense stop) or under a full gross lease (which does not require the tenant to reimburse the landlord for any operating expenses) the unreimbursed portion of current year operating expenses (which may be estimates as of such date) are subtracted from gross rent. Total projected recurring rent credits for leases in effect as of September 30, 2005 for the twelve months ending September 30, 2006 are $752,999. There are no operating expense credits.

(3)	Annualized net rent per leased square foot represents annualized rent as computed above, divided by the total square footage under lease as of the same date.

(4)	The information presented for 2121 Market Street represents the information for two retail/office tenants only, and excludes the 168 residential units.

(5)	The annualized rent information presented for City National Plaza does not include certain information for three leases. In November 2003, 310,055 square feet was leased to City National Bank. As of September 30, 2005, the tenant has taken possession of the space, and is paying operating expenses and rent for 229,474 square feet. The tenant will begin paying operating expenses and rent in December 2006 for the remaining 81,581 square feet of space. In July 2004, 163,680 square feet and 63,014, respectively, were leased to Jones Day and Fulbright & Jaworski. The space for Fulbright & Jaworski was delivered on October 1, 2004, and the tenant began occupying the space during May 2005. The tenant will begin paying operating expenses in September 2006 and rent in January 2007. The space for Jones Day was delivered on January 1, 2005, and the tenant began occupying the space during July 2005. The tenant will begin paying rent and operating expenses in November 2006.

Thomas Properties Group, Inc.

Supplemental Financial Information

Our Development Properties

	Location	TPGI Percentage Interest		Number of Acres		Potential Property Types	Potential Rentable Square Feet Upon Completion/ Development
Four Points Centre	Austin, TX	100%		230.4	(1)	Office/R&D/Hotel	1,430,000	(2)
The Square at Four Points Centre	Austin, TX	100		29.4		Retail	230,000
2101 Market Street	Philadelphia, PA	100		1.7		Residential/Office/Retail	975,000	(3)
Campus El Segundo	El Segundo, CA	71	(4)	46.5		Office/Retail/R&D/ Hotel	2,175,000	(4)

Total				308.0			4,810,000

(1)	Includes 182 acres designated as a habitat preserve.

(2)	The property will support the development of 280,000 rentable square feet of office space, 900,000 rentable square feet of office and research and development space, and a 250,000 rentable square feet (approximately 250 rooms) hotel.

(3)	Currently, the three parcels have a combined floor area ratio (“FAR”) of 975,000 square feet. If certain city approvals are obtained, the combined FAR will be 1,500,000 square feet.

(4)	In October 2005, we exercised our option to acquire the land and purchased the entire interest of the unaffiliated minority partner. We have entitled Campus El Segundo for a 2,175,000 square foot mixed-use project with commercial, retail and community serving components.

Thomas Properties Group, Inc.

Supplemental Financial Information

Our Managed Properties

Managed Properties(1)	Location	Year Built/Renovated	Rentable Square Feet(2)	Percent Leased
800 South Hope Street	Los Angeles, CA	1985/2000	242,176	91.5%
Valencia Town Center	Valencia, CA	1996-2001	393,632	99.0
Pacific Financial Plaza	Newport Beach, CA	1982/1993	279,474	100.0
1835 Market Street	Philadelphia, PA	1986-1987	686,503	89.6
CalEPA Headquarters	Sacramento, CA	2000	950,000	100.0

Total/Weighted Average			2,551,785	96.2%

(1)	800 South Hope Street, Valencia Town Center, Pacific Financial Plaza and the CalEPA headquarters building are core properties. 1835 Market Street is a core plus property, which we are currently repositioning on behalf of CalSTRS.

(2)	For purposes of the table above, both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail). Rentable area is calculated consistent with leases in place on the property and local market conventions.

Thomas Properties Group, Inc.

Supplemental Financial Information

INVESTOR INFORMATION

Principal Corporate Office

Thomas Properties Group, Inc.

515 South Flower Street

Sixth Floor

Los Angeles, CA 90071

Phone: (213) 613-1900

Fax: (213) 633-4760

www.tpgre.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations	Transfer Agent and Registrar	Stock Market Listing
Diana M. Laing Chief Financial Officer 515 South Flower Street Sixth Floor Los Angeles, CA 90071 Phone: (213) 613-1900 E-mail:dlaing@tpgre.com	Computershare Investor Services P.O. Box A3504 Chicago, IL 60690-3504 Phone: (312) 588-4990	Nasdaq: TPGI

Board of Directors and Executive Officers

James A. Thomas	Chairman, President and CEO	Thomas S. Ricci	Executive Vice President
Randall L. Scott	Executive Vice President, Director	Diana M. Laing	Chief Financial Officer and Secretary
John R. Sischo	Executive Vice President, Director	Robert D. Morgan	Vice President, Accounting and Administration
R. Bruce Andrews	Director
Edward D. Fox	Director
Winston H. Hickox	Director
Daniel Neidich	Director